SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 21, 2004

SOMERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5383 Hollister Avenue, Santa Barbara, CA	93111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (805) 681-3322

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release, dated July 21, 2004, announcing second quarter 2004 financial results.

Item 12. Results of Operation and Financial Condition.

On July 21, 2004, the Registrant issued a press release announcing its second quarter 2004 financial results. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Commission pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

By:	/s/ C. Stephen Cordial
C. Stephen Cordial Chief Financial Officer

Dated: July 21, 2004

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated July 21, 2004, announcing second quarter 2004 financial results.